UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2023

Amgen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Amgen Center Drive Thousand Oaks California		91320-1799
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(805) 447-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The Nasdaq Stock Market LLC
2.000% Senior Notes due 2026	AMGN26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 19, 2023. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 - Election of Directors

Each of the following 13 nominees for director were elected to serve a one-year term expiring at the Company’s 2024 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non- Votes
Dr. Wanda M. Austin	394,173,521	3,600,031	713,436	64,052,659
Mr. Robert A. Bradway	370,844,134	24,470,758	3,172,096	64,052,659
Dr. Michael V. Drake	393,354,813	4,340,821	791,354	64,052,659
Dr. Brian J. Druker	394,385,167	3,320,183	781,638	64,052,659
Mr. Robert A. Eckert	366,786,098	30,895,580	805,310	64,052,659
Mr. Greg C. Garland	348,891,130	48,785,661	810,197	64,052,659
Mr. Charles M. Holley, Jr.	375,952,849	21,719,176	814,963	64,052,659
Dr. S. Omar Ishrak	394,074,365	3,631,310	781,313	64,052,659
Dr. Tyler Jacks	388,385,762	9,306,550	794,676	64,052,659
Ms. Ellen J. Kullman	382,005,978	15,755,078	725,932	64,052,659
Ms. Amy E. Miles	379,723,549	18,027,013	736,426	64,052,659
Dr. Ronald D. Sugar	361,610,515	36,064,512	811,961	64,052,659
Dr. R. Sanders Williams	380,631,476	17,063,281	792,231	64,052,659

Item 2 - Advisory Vote on the Frequency of Future Stockholder Advisory Votes to Approve Executive Compensation

One year was selected for the advisory vote on the frequency of future stockholder advisory votes to approve executive compensation based upon the following votes:

One Year:	390,912,836
Two Years:	888,684
Three Years:	5,869,436
Abstain:	816,032
Broker Non-Votes:	64,052,659

Consistent with our Board of Directors’ recommendation in our 2023 Proxy Statement and the vote of our stockholders, our Board of Directors has determined that the stockholder advisory vote on executive compensation will occur on an annual basis (every “one year”).

Item 3 - Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation was approved.

For:	371,994,642
Against:	23,910,086
Abstain:	2,582,260
Broker Non-Votes:	64,052,659

Item 4 - Ratification of Selection of Independent Registered Public Accountants

Ernst & Young LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023. No Broker Non-Votes resulted from the vote on this proposal.

For:	438,448,567
Against:	23,252,562
Abstain:	838,518

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 22, 2023	By:		/s/ Jonathan P. Graham

		Name:	Jonathan P. Graham
		Title:	Executive Vice President and General Counsel and Secretary